                                                                   Exhibit 10.10

                              OMNOVA SOLUTIONS INC.

                    EXECUTIVE INCENTIVE COMPENSATION PROGRAM





                            Effective October 1, 1999

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                              OMNOVA SOLUTIONS INC.
                    EXECUTIVE INCENTIVE COMPENSATION PROGRAM
                           (Effective October 1, 1999)

                                Table of Contents

                                                                                                               Page
                                                                                                               ----

1.  Establishment, Purpose and Duration of Program..............................................................  1
         1.1      Establishment.................................................................................  1
         1.2      Purpose.......................................................................................  1
         1.3      Effective Date................................................................................  1
         1.4      Duration of Program...........................................................................  1
2.  Definitions and Interpretation..............................................................................  1
         2.1      Definitions...................................................................................  1
         2.2      Gender and Number.............................................................................  6
         2.3      Time of Exercise..............................................................................  6
         2.4      Amendments....................................................................................  6
         2.5      Severability..................................................................................  6
3.  Overview of the Program.....................................................................................  7
4.  Incentive Bonus.............................................................................................  7
         4.1      Eligibility for Incentive Bonus...............................................................  7
         4.2      Performance Objectives........................................................................  7
         4.3      Incentive Opportunity.........................................................................  7
         4.4      Amount of Incentive Bonus.....................................................................  7
5.  Payment of Incentive Bonus..................................................................................  8

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
         5.1      Payment of Incentive Bonus....................................................................  8
         5.2      Nontransferability............................................................................  8
         5.3      Tax Withholding...............................................................................  8
6.  Rights to Incentive Bonus After Death, Disability,
    Retirement or Other Termination of Employment ..............................................................  9
         6.1      Death.........................................................................................  9
         6.2      Disability....................................................................................  9
         6.3      Retirement....................................................................................  9
         6.4      Involuntary Termination.......................................................................  9
         6.5      Termination for Other Reasons.................................................................  9
         6.6      Change in Control.............................................................................  9
7.  Beneficiary Designation..................................................................................... 10
         7.1      Designation................................................................................... 10
         7.2      Effectiveness................................................................................. 10
         7.3      Revocation.................................................................................... 10
8.  Rights of Employees......................................................................................... 10
         8.1      Participation................................................................................. 10
         8.2      Employment.................................................................................... 10
         8.3      Transfer...................................................................................... 10
9.  Administration.............................................................................................. 11
         9.1      Committee..................................................................................... 11
         9.2      Power of the Committee........................................................................ 11
         9.3      Committee Decisions........................................................................... 11

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
         9.4      Delegation.................................................................................... 11
10.  Disputes................................................................................................... 11
         10.1     Disputes...................................................................................... 11
         10.2     Notice........................................................................................ 11
         10.3     Decision...................................................................................... 12
         10.4     Lawsuit....................................................................................... 12
11.  Amendment and Termination.................................................................................. 12
         11.1     Amendment and Termination..................................................................... 12
         11.2     Amendment..................................................................................... 12
12.  Indemnification............................................................................................ 12
         12.1     Indemnity..................................................................................... 12
         12.2     Additional Right.............................................................................. 12
13.  Miscellaneous.............................................................................................. 13
         13.1     Unfunded Program.............................................................................. 13
         13.2     Costs of Program.............................................................................. 13
         13.3     Governing Law................................................................................. 13

                                      iii

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                              OMNOVA SOLUTIONS INC.
                              ---------------------
                    EXECUTIVE INCENTIVE COMPENSATION PROGRAM
                    ----------------------------------------
                           (EFFECTIVE OCTOBER 1, 1999)

                1. ESTABLISHMENT, PURPOSE AND DURATION OF PROGRAM
                -------------------------------------------------

         1.1 ESTABLISHMENT: Omnova Solutions Inc. hereby establishes a bonus program, as set forth herein, which will be called the "Omnova Solutions Inc. Executive Incentive Compensation Program."

         1.2 PURPOSE: The purpose of the Program is to motivate Participants to achieve key team and individual performance targets, to reward Participants for outstanding performance, and to enhance the value of the Company by linking the personal interests of Participants to the interests of the Company's shareholders. The Program also is intended to provide to the Company flexibility in its ability to hire, motivate, and retain the services of Participants whose judgment, interest and efforts contribute significantly to the successful conduct of the Company's business.

         1.3 EFFECTIVE DATE: The Program is effective October 1, 1999; however, except for Incentive Bonus obligations assumed from the GenCorp Inc. Executive Incentive Compensation Program, no Incentive Bonuses shall be paid hereunder for any period prior to the Fiscal Year commencing December 1, 1999.

         1.4 DURATION OF PROGRAM: The Program will remain in effect until terminated by the Committee in accordance with Section 11.1.

                        2. DEFINITIONS AND INTERPRETATION
                           ------------------------------

         2.1 DEFINITIONS: Whenever used in the Program, the following words shall have the meanings set forth in this Section 2.1 and, when such meaning is intended, the initial letter of the word will be capitalized.

                  (a) BASE PAY: An amount equal to the annual base salary (excluding bonus, commissions, expense reimbursements, employee benefits, and all other non-base salary amounts) paid to a Participant in a Fiscal Year.

                  (b) BENEFICIARY: The person or persons determined in accordance with Article 8.

                  (c) BOARD: The Board of Directors of the Company.

                  (d) CHANGE IN CONTROL: The occurrence of any of the following events, subject to the provisions of paragraph (v) hereof:


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                           (i) All or substantially all of the assets of the
                  Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity are owned directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

                           (ii) There is a report filed on Schedule 13D or
                  Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (a "Person")) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act (a "Beneficial Owner")) of securities representing 20% or more of the combined voting power of the then-outstanding voting securities of the Company; or

                           (iii) The individuals who, at the beginning of any
                  period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's stockholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period; or

                           (iv) The Board determines that (A) any particular
                  actual or proposed merger, consolidation, reorganization, sale or transfer of assets, accumulation of shares or tender offer for shares of the Company or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within paragraph (i), (ii) or (iii) hereof and (B) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of the Change in Control provisions of this Program and other compensation and benefit programs, plans and agreements of the Company, if a Change in Control shall be deemed to have occurred.


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                           (v) Notwithstanding the foregoing provisions of this
                    Section 2.1(d):

                                    (A) If any such merger, consolidation,
                           reorganization, sale or transfer of assets, or tender offer or other transaction or event or series of transactions or events mentioned in paragraph (iv) hereof shall be abandoned, or any such accumulations of shares shall be dispersed or otherwise resolved, the Board may determine that a Change in Control has not occurred and, by notice to the Executive, nullify the effect thereof, but without prejudice to any action that may have been taken prior to such nullification.

                                    (B) Unless otherwise determined in a
                           specific case by the Board, a Change in Control shall not be deemed to have occurred for purposes of paragraph (ii) hereof solely because (1) the Company,
                           (2) a subsidiary of the Company, or (3) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any subsidiary of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing Beneficial Ownership by it of shares of the then-outstanding voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

                  (e) CHIEF EXECUTIVE OFFICER: The Chief Executive Officer of the Company.

                  (f) CODE: The Internal Revenue Code of 1986.

                  (g) COMMITTEE: The Organization and Compensation Committee of the Board, or such other committee of Outside Directors appointed annually by the Board.

                  (h) COMPANY: Omnova Solutions Inc., an Ohio corporation, having its registered offices at 175 Ghent Road, Fairlawn, Ohio 44333-3300.

                  (i) EFFECTIVE DATE: October 1, 1999. However, except for Incentive Bonus obligations assumed from the GenCorp Inc. Executive Incentive Compensation Program, no Incentive Bonuses shall be paid hereunder for any period prior to the Fiscal Year commencing December 1, 1999.

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

                  (j) EMPLOYEE: A full-time salaried employee (including, without limitation, a director who also is an employee) of the Company or a Participating Subsidiary, who is not in a bargaining unit represented by a labor organization.

                  (k) FISCAL YEAR: The Company's fiscal year which is the annually recurring period of twelve (12) consecutive calendar months, commencing on December 1 and ending on November 30.

                  (l) INCENTIVE BONUS: A dollar amount determined pursuant to
         Article 4 and paid to a Participant pursuant to Article 5.

                  (m) INCENTIVE OPPORTUNITY: An amount expressed as a percentage of a Participant's Base Pay which shall be determined by the Chief Executive Officer, with the approval of the Committee, for each Participant for each Fiscal Year as the maximum Incentive Bonus for which the Participant shall be eligible for the Fiscal Year.

                  (n) MARKET VALUE: The closing price for Shares as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal or similar publication selected by the Committee for the relevant date if Shares were traded on such day or, if none were then traded, the last prior day on which Shares were so traded.

                  (o) NET BONUS: The amount of a Participant's Incentive Bonus, after deduction of (i) any pre-tax contribution pursuant to any election which the Participant may have in effect under the terms of any employee benefit plan of the Company, (ii) any federal, state or local taxes of any kind required by law to be withheld, and (iii) any after-tax contribution pursuant to any election which the Participant may have in effect under the terms of any employee benefit plan of the Company.

                  (p) OUTSIDE DIRECTOR: A member of the Board who

                           (i) is not a current employee of the Company or a
                  Participating Subsidiary;

                           (ii) is not a former employee of the Company or a
                  Participating Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Fiscal Year;

                           (iii) has not been an officer of the Company; and

                           (iv) does not receive remuneration from the Company
                  or a Participating Subsidiary in any capacity other than as a director.

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                  (q) PROGRAM: The Omnova Solutions Inc. Executive Incentive
         Compensation Program, as described in this document.

                  (r) PARTICIPANT: An Employee who is employed, during a Fiscal Year, in a position determined by the Chief Executive Officer to have sufficient scope, authority and impact on the Company?s performance to qualify for participation in the Program.

                  (s) PARTICIPATING SUBSIDIARY: Any domestic corporation in which the Company owns directly, or indirectly through a subsidiary, at least fifty percent (50%) of the total combined voting power of all classes of stock and whose directors adopt and ratify the Program in a manner determined by the Committee.

                  (t) PERFORMANCE OBJECTIVES: The measures of achievement in the categories of Financial Results, Continuous Improvement, Special Objectives and Leadership determined by the Chief Executive Officer to apply to a Participant for a specific Fiscal Year and set forth in the Performance Objectives Worksheet for that Fiscal Year in accordance with Section 4.2.

                  (u) SHARE: A share of the Company?s ten-cent (10?) par-value common stock.

         2.2 GENDER AND NUMBER: Except as otherwise indicated by the context, any masculine term used herein also includes the feminine; any singular term includes the plural thereof; and any plural term includes the singular thereof.

         2.3 TIME OF EXERCISE: Any action or right specified in the Program may be taken or exercised at any time and from time to time unless a specific time is designated herein for the taking or exercise thereof.

         2.4 AMENDMENTS: The Program and each law and/or regulation mentioned herein will be deemed to include each and every amendment thereof.

         2.5 SEVERABILITY: If any provision of the Program is held illegal or invalid for any reason, the illegal or invalid provision will be severed and, to the extent possible, the remaining provisions of the Program will be enforced as if such illegal or invalid provision had not been included herein.

                           3. OVERVIEW OF THE PROGRAM
                              -----------------------

         The Program is designed to allow a Participant to earn an Incentive Bonus based upon attainment by the Company and/or the Participant of specific Performance Objectives. Each Fiscal Year, the Chief Executive Officer, with the approval of the Committee, will determine for each Participant (i) the Performance Objectives, (ii) the Incentive Opportunity, (iii) the degree to which the Performance Objectives are achieved, and (iv) the amount of the Incentive Bonus. Under certain conditions as set forth in Section 5.1, each Participant who is a member of the GenCorp Leadership Council will have part of his Incentive Bonus paid in the form of Shares.


                               4. INCENTIVE BONUS
                                  ---------------

         4.1 ELIGIBILITY FOR INCENTIVE BONUS: Upon a determination by the Committee that the applicable Performance Objectives and other specific terms and conditions established in accordance with this Article 4 have been achieved, each Participant shall be eligible to receive an Incentive Bonus following the conclusion of the applicable Fiscal Year.

         4.2 PERFORMANCE OBJECTIVES: Within a reasonable period after the beginning of each Fiscal Year, the Chief Executive Officer, with the approval of the Committee, shall determine and communicate to each Participant the Performance Objectives for the Participant for such Fiscal Year in the categories of Financial Results, Continuous Improvement, Special Objectives and Leadership. Different Performance Objectives may be established for each Participant. Performance Objectives for each Participant for each Fiscal Year shall be set forth in the Participant?s Performance Objectives Worksheet.

         4.3 INCENTIVE OPPORTUNITY: Within a reasonable period after the beginning of each Fiscal Year, the Chief Executive Officer, with the approval of the Committee, shall determine and communicate to each Participant the Incentive Opportunity for the Participant for such Fiscal Year, expressed as a percentage of a Participant?s Base Pay for the Fiscal Year. Each Participant?s aggregate Incentive Opportunity for a Fiscal Year may be the sum of separate percentages specified for the Performance Objective categories of Financial Results, Continuous Improvement, Special Objectives and Leadership. The Incentive Opportunity for each Participant for each Fiscal Year shall be set forth in the Participant?s Performance Objectives Worksheet.

         4.4 AMOUNT OF INCENTIVE BONUS: The amount of Incentive Bonus that may be paid to a Participant for any Fiscal Year shall be determined as a dollar amount for each Participant by the Committee within 90 days after the end of such Fiscal Year.

                         5. PAYMENT OF INCENTIVE BONUS
                            --------------------------

         5.1 PAYMENT OF INCENTIVE BONUS: Following the conclusion of a Fiscal Year, payment in settlement of a Participant's Incentive Bonus, if any, for such Fiscal Year shall be made in cash, except as provided hereafter in this Section
5.1. If a Participant is an elected officer of the Company who is subject to the Company's Common Stock Ownership Guidelines, 20% of the Participant's Incentive Bonus shall be paid in Shares, subject to the following conditions:

                  (a) Prior to converting any portion of the Participant's Incentive Bonus into Shares, the Company shall, with respect to the entire dollar amount of the Participant's Incentive Bonus, first (i) deduct any pre-tax contribution pursuant to any election which the Participant may have in effect under the terms of any employee benefit plan of the Company, (ii) deduct and pay over to the applicable taxing authority any federal, state or local taxes of any kind required by law to be withheld, and (iii) deduct any after-tax contribution pursuant to any election which the Participant may have in effect under the terms of any employee benefit plan of the Company. The amount remaining after the foregoing deductions shall be the Participant?s ?Net Bonus.?

                  (b) A Participant's Net Bonus shall be divided into two parts -- (i) an amount to be paid in cash, equal to 80% of the Participant's Net Bonus, and (ii) an amount, equal to 20% of the Participant's Net Bonus, to be converted to a number of Shares having a Market Value, on the date determined by the Committee, equal to such amount.

                  (c) Shares payable to a Participant in respect of an Incentive Bonus for any Fiscal Year shall be issued in the name of the Participant on one stock certificate, and such stock certificate shall be delivered to the Participant.

         5.2 NONTRANSFERABILITY: All rights to payment under an Incentive Bonus shall be nontransferable other than by will or by the laws of descent and distribution in accordance with Article 6 hereof.

         5.3 TAX WITHHOLDING: The Company shall have the right to deduct from any payment made under the Program any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

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              6. RIGHTS TO INCENTIVE BONUS AFTER DEATH, DISABILITY,
                  RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT
                  ---------------------------------------------

         6.1 DEATH: If a Participant's employment with the Company or a Participating Subsidiary terminates by reason of death, the Participant's Beneficiary shall be entitled to receive, at such times as normally payable, (i) any Incentive Bonus due to the Participant at the time of his death for any Fiscal Year already completed, and (ii) a prorated Incentive Bonus for any Fiscal Year which has not been completed at the time of his death.

         6.2 DISABILITY: If a Participant's employment with the Company or a Participating Subsidiary terminates by reason of disability, the Participant shall be entitled to receive, at such times as normally payable, (i) any Incentive Bonus due to the Participant at the time of his employment termination for any Fiscal Year already completed, and (ii) a prorated Incentive Bonus for any Fiscal Year which has not been completed at the time of his employment termination.

         6.3 RETIREMENT: Subject to Section 6.6, if a Participant's employment with the Company or a Participating Subsidiary terminates by reason of retirement, the Participant shall be entitled to receive, at such times as normally payable, (i) any Incentive Bonus due to the Participant at the time of his retirement for any Fiscal Year already completed, and (ii) a prorated Incentive Bonus for any Fiscal Year which has not been completed at the time of his retirement.

         6.4 INVOLUNTARY TERMINATION: Subject to Section 6.6, if a Participant?s employment with the Company or a Participating Subsidiary is involuntarily terminated due to action by the Company or the Participating Subsidiary, the Participant shall be entitled to receive, at such times as normally payable, any Incentive Bonus due to the Participant at the time of his termination for any Fiscal Year already completed.

         6.5 TERMINATION FOR OTHER REASONS: Subject to Section 6.6, upon termination of a Participant's employment with the Company or a Participating Subsidiary for any reason other than those specified in Sections 6.1 through 6.4 above, the Participant shall not be entitled to receive any Incentive Bonus for any Fiscal Year already completed or for any current Fiscal Year.

         6.6 CHANGE IN CONTROL: Notwithstanding the foregoing provisions of this
Article 6, in the event a Participant's employment with the Company or a Participating Subsidiary is terminated within three years following a Change in Control either involuntarily (other than for death, disability or cause) or voluntarily pursuant to Section 3(b) of a Severance Agreement between the Participant and the Company, the

Participant shall be entitled to immediate payment of (a) any Incentive Bonus due to him at the time of his termination for any Fiscal Year already completed, and (b) an Incentive Bonus for any Fiscal Year which has not been completed at the time of his termination, in an amount equal to the greater of (i) an amount determined under the Program on the basis of actual performance during such Fiscal Year, or (ii) 75% of such Participant's annualized Base Pay for such Fiscal Year as if such Fiscal Year had been completed.

                           7. BENEFICIARY DESIGNATION
                              -----------------------

         7.1 DESIGNATION: A Participant may name any Beneficiary (contingently or successively) to whom any benefit under the Program is to be paid if the Participant dies before receiving such benefit. Absent such designation, any benefit which is due but not paid to a Participant under the Program during his lifetime will be payable to the Participant's estate.

         7.2 EFFECTIVENESS: The designation of a Beneficiary will be effective only when the Participant designates his Beneficiary in the form prescribed by the Company and delivers it to the Company's Secretary during the Participant's lifetime.

         7.3 REVOCATION: The designation of a Beneficiary as herein provided will revoke each prior designation of a Beneficiary by the Participant.


                             8. RIGHTS OF EMPLOYEES
                                -------------------

         8.1 PARTICIPATION: Except as provided in Article 4, no Employee will have the right to participate in the Program or, having been a Participant for any Fiscal Year, to continue to be a Participant in any subsequent Fiscal Year.

         8.2 EMPLOYMENT: Nothing in the Program will interfere with or limit the right of the Company or a Participating Subsidiary to terminate any Participant's employment, nor confer to any Participant any right to continue in the employ of the Company or a Participating Subsidiary.

         8.3 TRANSFER: For purposes of the Program, transfer of a Participant's employment between the Company and a Participating Subsidiary or between Participating Subsidiaries will not be deemed a termination of employment.

                                9. ADMINISTRATION
                                   --------------

         9.1 COMMITTEE: The Compensation Committee of the Board will administer the Program. No member of the Committee may be an Employee.

         9.2 POWER OF THE COMMITTEE: The Committee will have full authority and power to (i) interpret and construe the Program; and (ii) establish, amend and/or waive rules and regulations for the Program's administration.

         9.3 COMMITTEE DECISIONS: The Committee will make all determinations and decisions hereunder by not less than a majority of its members. The Committee may act or take action by written instrument or vote at a meeting convened after reasonable notice. The Committee's determinations and decisions hereunder, and related orders or resolutions of the Board, will be final, binding and conclusive on all persons, including the Company, its stockholders, Participating Subsidiaries, employees, Participants and Beneficiaries.

         9.4 DELEGATION: The Committee may delegate any authority or power conferred to it under the Program as and to the extent permitted by law.


                                  10. DISPUTES
                                      --------

         10.1 DISPUTES: The Committee will have full and exclusive authority to determine all disputes and controversies concerning the interpretation of the Program to the fullest extent permitted by law.

         10.2 NOTICE: If any Participant disputes any decision or determination by the Committee, the Company or any Participating Subsidiary concerning the administration of the Program or any provision of the Program, the Participant must give written notice to the Committee as to such dispute at least ninety
(90) days prior to commencing any lawsuit or legal proceeding in connection therewith. The Participant must give such notice of dispute by delivering to the Company's Secretary written notice which identifies the dispute and any provision of the Program in question. Such notice will be a condition of participation in the Program, and failure to satisfy such condition will extinguish all rights of the Participant to any payment pursuant to the Program.

         10.3 DECISION: Promptly (but within seventy-five (75) days after notice of dispute), the Committee will review and decide the dispute and give the Participant written notice of its decision. Except as provided in Section 11.4, the Committee's decision will be final and binding on the Company, the Company's stockholders Participating Subsidiaries, and the Participant (including his Beneficiary).

         10.4 LAWSUIT: A Participant may institute a lawsuit in connection with the Committee's decision involving his rights under the Program within one hundred and eighty (180) days after receiving the Committee's decision, but such lawsuit will be limited to whether the Committee acted in good faith and whether its decision was reasonable under the circumstances and in light of the information available to and considered by the Committee.


                          11. AMENDMENT AND TERMINATION
                              -------------------------

         11.1 AMENDMENT AND TERMINATION: The Committee may terminate, amend or modify the Program at any time or for any reason.

         11.2 INCENTIVE BONUSES: No termination, amendment, or modification of the Program will in any manner adversely affect any Participant's rights to receive an Incentive Bonus previously earned under the Program.


                               12. INDEMNIFICATION

         12.1 INDEMNITY: The Company will defend and indemnify each person who is or has been a member of the Committee in respect of any claim which is asserted against him and is based on his action or failure to take action under or in connection with the Program or any agreement related to the Program; provided that such person gives the Company notice of such claim, cooperates with the Company in defense of such claim, permits the Company to control the defense of such claim prior to his undertaking any defense on his own behalf and confers to the Company full authority to compromise and settle the claim.

         12.2 ADDITIONAL RIGHT: The indemnity provided under Section 12.1 will be in addition to, and not in lieu of, any other right of indemnification to which such person may be entitled under the Company's Code of Regulations, as a matter of law or otherwise, and will not exclude any other power that the Company may have to defend and indemnify him.

                                13. MISCELLANEOUS
                                    -------------

         13.1 UNFUNDED PROGRAM: The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Incentive Bonuses under the Program. Any liability of the Company to any person with respect to any Incentive Bonus under the Program shall be based solely upon any contractual obligations that may be effected pursuant to the Program. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         13.2 COSTS OF PROGRAM: The costs and expenses of administering the Program shall be borne by the Company or the Participating Subsidiary.

         13.3 GOVERNING LAW: To the extent not preempted by federal law, the Program and all agreements hereunder will be governed by and interpreted in accordance with the laws of the State of Ohio.

         13.4 ASSUMPTION OF OBLIGATIONS: The Company has assumed (subject to legal requirements for employee acquiescence) the obligations of GenCorp Inc. to pay Incentive Bonuses under the GenCorp Inc. Executive Incentive Compensation Program for the fiscal year ending November 30, 1999 to (i) active employees who transferred to the Company as of October 1, 1999 and (ii) retired employees who terminated employment from active business locations of the Company. Such assumed Incentive Bonus obligations will be paid on or about January 3, 2000.




Omnova Executive Incentive Compensation Program


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